UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2025 (May 7, 2025)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, England

 (Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-1 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Annual General Meeting of Shareholders (the “Annual Meeting”) of Tronox Holdings plc (the “Company”) was held on May 7, 2025.

(b) At the Annual Meeting, shareholders voted as set forth below for the following proposals:

Proposal 1. Election of directors. To elect directors to terms expiring in 2026.1

Nominee	Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
Ilan Kaufthal	137,845,904	98%	3,051,371	2%	30,147	–%	7,638,111
John Romano	140,014,962	99%	892,970	0.6%	19,490	–%	7,638,111
Jean-Francois Turgeon	139,670,558	99%	1,234,376	0.9%	22,488	–%	7,638,111
Fawaz Al-Fawaz	69,004,540	49%	71,892,725	51%	30,157	–%	7,638,111
Peter B. Johnston	136,814,316	97%	4,082,800	3%	30,306	–%	7,638,111
Ginger M. Jones	139,107,838	99%	1,756,018	1%	63,566	–%	7,638,111
Stephen Jones	139,336,911	99%	1,556,872	1%	33,639	–%	7,638,111
Moazzam Khan	139,580,340	99%	1,313,436	0.9%	33,646	–%	7,638,111
Sipho Nkosi	136,675,814	97%	4,193,466	3%	58,142	–%	7,638,111
Lucrece Foufopoulos-De Ridder	138,793,722	99%	2,054,020	1%	79,680	–%	7,638,111
Julie Beck	140,413,466	99%	479,652	0.3%	34,304	–%	7,638,111

1.	Directors who received a majority of votes for were elected.

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay”).

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
136,754,507	97%	4,092,896	3%	80,019	–%	7,638,111

Proposal 3. To ratify the appointment of the Company’s independent registered public auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
145,029,936	98%	3,506,447	2%	29,150	–%	0

Proposal 4. To approve receipt of the Company’s U.K. audited annual accounts and related directors’ and auditor’s report for the fiscal year ended December 31, 2024.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
148,352,416	99%	94,039	–%	119,078	–%	0

Proposal 5. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report for the fiscal year ended December 31, 2024.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
137,788,377	98%	3,025,917	2%	113,128	–%	7,638,111

Proposal 6. To re-appoint PricewaterhouseCoopers LLP as the Company’s U.K. statutory auditor for the fiscal year ended December 31, 2025.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
145,094,595	98%	3,457,326	2%	13,612	–%	0

Proposal 7. To authorize the Board of Directors or Audit Committee to determine the remuneration of PwC U.K. in its capacity as the Company’s U.K. statutory auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
148,194,783	99%	349,135	–%	21,615	–%	0

Proposal 8. To authorize the Board of Directors to allot shares.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
147,633,736	99%	890,823	0.6%	40,974	–%	0

Proposal 9. To authorize the Board of Directors to allot shares without rights of preemption.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
147,245,491	99%	1,289,061	0.9%	30,891	–%	0

Proposal 10. To approve forms of share repurchase contracts and share repurchase counterparties.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
146,060,323	98%	2,409,027	2%	96,183	–%	0

Proposal 11.  To approve on a non-binding advisory basis the frequency of the Say-On-Pay vote.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
131,727,133	72,923	9,019,212	108,154	7,638,111

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit No.	Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: May 9, 2025	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary